MASTER SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Fund(s)

SPDR® Series Trust

OPERATIONAL ETFS
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF
State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF
State Street® SPDR® Bloomberg Convertible Securities ETF
State Street® SPDR® Bloomberg Emerging Markets Local Bond ETF
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF
State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF
State Street® SPDR® Bloomberg High Yield Bond ETF
State Street® SPDR® Bloomberg International Corporate Bond ETF
State Street® SPDR® Bloomberg International Treasury Bond ETF
State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF
State Street® SPDR® Bloomberg Short Term High Yield Bond ETF
State Street® SPDR® Bloomberg Short Term International Treasury Bond ETF
State Street® SPDR® Dow Jones® REIT ETF
State Street® SPDR® FactSet Innovative Technology ETF
State Street® SPDR® FTSE International Government Inflation-Protected Bond ETF
State Street® SPDR® Global Dow ETF
State Street® SPDR® ICE Preferred Securities ETF
State Street® SPDR® MSCI USA Gender Diversity ETF
State Street® SPDR® MSCI USA StrategicFactorsSM ETF
State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF
State Street® SPDR® Nuveen ICE Municipal Bond ETF
State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF
State Street® SPDR® NYSE Technology ETF
State Street® SPDR® Portfolio Aggregate Bond ETF
State Street® SPDR® Portfolio Corporate Bond ETF
State Street® SPDR® Portfolio High Yield Bond ETF
State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF
State Street® SPDR® Portfolio Intermediate Term Treasury ETF
State Street® SPDR® Portfolio Long Term Corporate Bond ETF
State Street® SPDR® Portfolio Long Term Treasury ETF
State Street® SPDR® Portfolio Mortgage Backed Bond ETF
State Street® SPDR® Portfolio Nasdaq® 100 ETF
State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF
State Street® SPDR® Portfolio S&P 500® ETF
State Street® SPDR® Portfolio S&P 500® Growth ETF
State Street® SPDR® Portfolio S&P 500® High Dividend ETF
State Street® SPDR® Portfolio S&P 500® Value ETF
State Street® SPDR® Portfolio S&P 600TM Small Cap ETF
State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF
State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF
State Street® SPDR® Portfolio Short Term Corporate Bond ETF
State Street® SPDR® Portfolio Short Term Treasury ETF

State Street® SPDR® Portfolio TIPS ETF
State Street® SPDR® Portfolio Treasury ETF
State Street® SPDR® Portfolio Ultra Short T-Bill ETF
State Street® SPDR® Russell 1000 Low Volatility Focus ETF
State Street® SPDR® Russell 1000 Momentum Focus ETF
State Street® SPDR® Russell 1000 Yield Focus ETF
State Street® SPDR® S&P 400TM Mid Cap Growth ETF
State Street® SPDR® S&P 400TM Mid Cap Value ETF
State Street® SPDR® S&P 500® ESG ETF
State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF
State Street® SPDR® S&P 600TM Small Cap Growth ETF
State Street® SPDR® S&P 600TM Small Cap Value ETF
State Street® SPDR® S&P® 1500 Momentum Tilt ETF
State Street® SPDR® S&P® 1500 Value Tilt ETF
State Street® SPDR® S&P® Aerospace & Defense ETF
State Street® SPDR® S&P® Bank ETF
State Street® SPDR® S&P® Biotech ETF
State Street® SPDR® S&P® Capital Markets ETF
State Street® SPDR® S&P® Dividend ETF
State Street® SPDR® S&P® Health Care Equipment ETF
State Street® SPDR® S&P® Health Care Services ETF
State Street® SPDR® S&P® Homebuilders ETF
State Street® SPDR® S&P® Insurance ETF
State Street® SPDR® S&P Kensho Clean Power ETF
State Street® SPDR® S&P Kensho Final Frontiers ETF
State Street® SPDR® S&P Kensho Future Security ETF
State Street® SPDR® S&P Kensho Intelligent Structures ETF
State Street® SPDR® S&P Kensho New Economies Composite ETF
State Street® SPDR® S&P Kensho Smart Mobility ETF
State Street® SPDR® S&P® Leveraged Loan ETF
State Street® SPDR® S&P® Metals & Mining ETF
State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF
State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF
State Street® SPDR® S&P® Pharmaceuticals ETF
State Street® SPDR® S&P® Regional Banking ETF
State Street® SPDR® S&P® Retail ETF
State Street® SPDR® S&P® Semiconductor ETF
State Street® SPDR® S&P® Software & Services ETF
State Street® SPDR® S&P® Telecom ETF
State Street® SPDR® S&P® Transportation ETF
State Street® SPDR® UC Investments 90/10 Endowment Strategy Index ETF
State Street® SPDR® US Large Cap Low Volatility Index ETF
State Street® SPDR® US Small Cap Low Volatility Index ETF

[REDACTED]

As of September 1, 2026